UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 7, 2006

                        PATIENT SAFETY TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                       333-124594                    13-3419202
(State or Other Jurisdiction    (Commission File             (I.R.S. Employer
  of Incorporation)                 Number)               Identification Number)

             1800 Century Park East, Ste. 200, Los Angeles, CA 90067
               (Address of principal executive offices) (zip code)

                                 (310) 895-7750
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On November 7, 2006, the U.S. Bankruptcy Court, for the District of Delaware, approved the Settlement Agreement previously entered into in August of this year by and among Patient Safety Technologies, Inc. (the "Company") and Winstar Global Media, Inc., Winstar Radio Networks, LLC, and Winstar Radio Productions, LLC. The lawsuit, wherein the Company was a defendant, concerned a dispute over payment of a $1,000,000 promissory note. Under the settlement, the Company is obligated to pay the Bankruptcy Trustee and her attorneys $750,000 by July 2, 2007. The settlement is payable over a course of milestone payments, the first $150,000 of which was paid on September 11, 2006 and is being held in an escrow account. Now that the court approved the settlement, the first $150,000 will be paid over to the Trustee and her attorneys. The remaining milestone payments are due by January 1, 2007 ($150,000), April 1, 2007 (another $150,000) and July 2, 2007 ($300,000). Pursuant to the settlement, any equity raises undertaken by the Company between now and the payment deadline will first be deposited in the Company's escrow account with its outside counsel; 25% of each closing in the equity raise must then be paid over to the Trustee and her attorneys and applied to the settlement. If the entire $750,000 is not paid on or before July 2, 2007, the Company shall owe a total of $1,200,000 pursuant to the terms of a Judgment Promissory Note entered into concurrent with the Settlement Agreement. The Company fully intends to pay the settlement on time.



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







                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PATIENT SAFETY TECHNOLOGIES, INC.


Dated:  November 10, 2006               By:  /s/ LYNNE SILVERSTEIN
                                            ---------------------------------
                                        Name:    Lynne Silverstein
                                        Title:   President



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